SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS OF THE LISTED FUND

DWS Short–Term Municipal Bond Fund

Effective on or about April 28, 2014, the following information replaces the existing disclosure contained under the ”Portfolio Manager(s)” sub-heading of the ”MANAGEMENT” section of the fund’s summary prospectus.

Philip G. Condon, Managing Director. Co–Lead Portfolio Manager of the fund. Began managing the fund in 2003.

Ashton P. Goodfield, CFA, Managing Director. Co–Lead Portfolio Manager of the fund. Began managing the fund in 2003.

Please Retain This Supplement for Future Reference

March 14, 2014 PROSTKR-360